UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549

                           FORM 8-K/A

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report : October 15, 1996
(Date of earliest event reported) (September 27, 1996)

               Dynacq International, Inc.
(Exact Name of Registrant as specified in its Charter)

               Nevada
(State or Other Jurisdiction of Incorporation)

     0-20554                          76-0375477
(Commission File Number)   (IRS Employer Identification Number)

10304 Interstate 10 East, Suite 369
Houston, Texas                                    77029
(Address of principal Executive Offices)        (Zip Code)

(713)673-6432
(Registrant's Telephone Number, Including Area Code)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective September 27, 1996, the client-auditor relationship between Dynacq International, Inc. and the auditing firm of Bateman, Blomstrom & Co. ceased. There were no disagreements on any matter of accounting principles or practices, financial statement presentation or disclosure, or auditing scope or procedures during the year ended August 31, 1995.

(a)(1)(i) The former certifying accountant was dismissed by the Registrant effective September 27, 1996.

(a)(1)(ii) The independent accountants' report on the financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(1)(iii) The decision to change certifying accountants was recommended and approved by the Registrant's board of directors.

(a)(1)(iv)(A) During the Registrant's two most recent fiscal years and the subsequent interim period through September 27, 1996 ,there were no disagreements or "reportable events" with the former independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(a)(2) Effective September 27, 1996, the Registrant engaged the accounting firm of Wood, Harper & Associates, P.C. as their new principal certifying accountant.

ITEM 5.   OTHER EVENTS

          N/A

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

           (a) Letter from Bateman, Blomstrom & Co., P.C. to the Registrant affirming their dismissal as principal accountants of the Registrant.

           (b) Letter from Bateman, Blomstrom & Co., P.C. to the Commission affirming that there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

ITEM 8.  CHANGES IN REGISTRANT'S FISCAL YEAR

         N/A

                         SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 15, 1996              Dynacq International, Inc.

                                    Philip Chan

                                    Philip Chan, Chief Financial Officer

                                                             Exhibit (a)

                                          Bateman, Blomstrom & Co.
                                          Certified Public Accountants
                                          9301 Southwest Freeway, Suite 100
                                          Houston, Texas 77074-1593
                                          Phone: (713)552-9800
                                          Phone: (713)771-4385
                                          Fax:   (713)771-5553


October 4, 1996


Mr. Chiu Chan
Chief Executive Officer
Dynacq International, Inc.
10304 Interstate 10 East, Suite 369
Houston, Texas 77029

Dear Mr. Chan

This is to confirm that the client-auditor relationship between Dynacq International, Inc. (Commission File Number 0-20554) and Bateman,
Blomstroom & Co. has ceased.


                                                   Very truly yours,

                                                   Bateman, Blomstrom & Co.

                                                   Bateman, Blomstrom & Co.

cc: Securities and Exchange Commission
    Mail Stop 9-5
    450 Fifth Street, NW
    Washington, DC 20549

                                                          Exhibit (b)


                                           Bateman, Blomstrom & Co.
                                           9301 Southwest Freeway, Suite 100
                                           Houston, Texas 77074-1593
                                           Phone: (713)552-9800
                                           Phone: (713)771-4385
                                           Fax  : (713)771-5553


October 4, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

Gentlemen:

We were previously principal accountants for Dynacq International, Inc. and we issued our report dated April 5, 1996 on the financial statements of Dynacq International, Inc. as of August 31, 1995 and for the year then ended. We have read the Form 8-K dated October 1, 1996, and we concur with the information shown therein. We had no disagreements with Dynacq International, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the year ending August 31, 1995.

                                                   Very truly yours,

                                                   Bateman, Blomstrom & Co.

                                                   Bateman, Blomstrom & Co.


cc: Dynacq, Inc.